UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2024

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer and Director Departure

Effective June 17, 2024, Warren Rehn resigned as President and Chief Executive Officer (Principal Executive Officer) of Golden Minerals Company (the “Company”), and as a member of the Board of Directors of the Company (the “Board”), effective immediately.

In connection with his resignation, and pursuant to the terms of a Separation Agreement entered into between the Company and Mr. Rehn (the “Separation Agreement”):

(i)	the Company will issue 40,000 shares of the Company’s common stock, par value $0.01 per share (“common stock”), in respect of 40,000 outstanding restricted stock units previously issued to Mr. Rehn pursuant to the Company’s 2009 Equity Incentive Plan, of which 20,000 had been previously vested and the remaining 20,000 vested upon Mr. Rehn’s separation from the Company;

(ii)	the Company will issue 150,000 shares of common stock in respect of 150,000 vested KELTIP units previously issued to Mr. Rehn under the Company’s 2013 Key Employee Long-Term Incentive Plan (“KELTIP”);

(iii)	the Company will make a one-time grant of 300,000 shares of common stock under the Company’s 2023 Equity Incentive Plan (the “Plan”) that will vest immediately, subject to the terms of the Plan; and

(iv)	the Company will make a one-time cash payment of $50,000, subject to normal tax withholdings.

As a condition of the Separation Agreement, Mr. Rehn executed a release of claims in favor of the Company.

Contemporaneously with the signing of the Separation Agreement, Mr. Rehn also entered into a Consulting Agreement with the Company (the “Consulting Agreement”), effective as of June 17, 2024. Under the Consulting Agreement, Mr. Rehn will provide consulting services on exploration matters to the Company for a period of 18 months (the “Initial Period”). After the Initial Period, the Consulting Agreement will automatically renew on a month-to-month basis unless terminated earlier by either party upon delivery of a written notice of non-renewal at any time prior to the beginning of the next month. Additionally, following the Initial Period, the Company may temporarily suspend all or any part of the services under the Consulting Agreement for such period of time as may be determined by the Company to be necessary or desirable. The Company will compensate Mr. Rehn $14,000 per month for his consulting services, to be paid in monthly installments.

Mr. Rehn’s resignation from the Board is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The descriptions above are a summary of the terms of the Separation Agreement and the Consulting Agreement and are qualified in their entirety by such agreements, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Officer and Director Appointment

On June 15, 2024, the Board of Directors appointed Pablo Castanos, the then-current Executive Vice President, as President and Chief Executive Officer of the Company and as a member of the Board, effective immediately. The appointments were made at the recommendation of the Corporate Governance and Nominating Committee of the Board.

In his new role as President and Chief Executive Officer, Mr. Castanos’s compensation includes the following: (i) an annual base salary of $300,000, (ii) a grant of 400,000 shares of restricted stock units with 200,000 vesting on the first anniversary, and 200,000 vesting on the second anniversary. Please see the Proxy Statement on Schedule 14A filed by the Company on March 28, 2024, for Mr. Castanos’s biographical information, which biographical information is incorporated herein by reference.

There is no arrangement or understanding with a third-party by which this appointment was made. Mr. Castanos is not a party to any related-party transactions of the Company. There is no material plan, contract, or other arrangement to which Mr. Castanos is a party, or understandings between Mr. Castanos and any other person pursuant to which he was appointed to the positions described in this Current Report on Form 8-K, and Mr. Castanos is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Second Amendment to the Company’s 2023 Equity Incentive Plan

On June 18, 2024, the Board adopted the Second Amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). The shareholders of the Company previously approved the adoption of the 2023 Plan at the Annual Meeting of Shareholders held on May 26, 2023. The Second Amendment removed the 5% limitation on the total number of authorized common stock that may be granted pursuant to awards not subject to the minimum vesting schedule provided in the 2023 Plan.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 18, 2024, the Company issued a press release announcing the foregoing updates. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Separation Agreement, dated as of June 16, 2024, between Golden Minerals Company and Warren Rehn. *
10.2	Consulting Agreement, effective as of June 17, 2024, between Golden Minerals Company and Warren Rehn. *
10.3	Second Amendment to the Golden Minerals Company 2023 Equity Incentive Plan.
99.1	Press release of Golden Minerals Company, dated June 18, 2024, announcing CEO retirement.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer

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